Exhibit 24.1
POWER OF ATTORNEY
     The undersigned officer and/or director of Continental Airlines, Inc. (the “Company”) does hereby constitute and appoint Jennifer L. Vogel, Lori A. Gobillot and James Von Atzingen, or any of them, as the undersigned’s true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned’s name and behalf in the undersigned’s capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned’s name in the capacities indicated below which such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in connection with a universal shelf Registration Statement on Form S-3 relating to an offering of up to $1,000,000,000 (One billion dollars) of debt securities, equity securities and other securities specified therein, including but not limited to Class B common stock, preferred stock, stock purchase contracts, stock purchase units, depositary shares, warrants and subscription rights of the Company and pass through certificates (the “Registration Statement”), which was approved by the Board of Directors of the Company on September 12, 2005, including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement, and any and all amendments (including post-effective amendments) thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.
September 12, 2005

By:	/s/ Thomas J. Barrack, Jr.

Thomas J. Barrack, Jr.

POWER OF ATTORNEY
     The undersigned officer and/or director of Continental Airlines, Inc. (the “Company”) does hereby constitute and appoint Jennifer L. Vogel, Lori A. Gobillot and James Von Atzingen, or any of them, as the undersigned’s true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned’s name and behalf in the undersigned’s capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned’s name in the capacities indicated below which such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in connection with a universal shelf Registration Statement on Form S-3 relating to an offering of up to $1,000,000,000 (One billion dollars) of debt securities, equity securities and other securities specified therein, including but not limited to Class B common stock, preferred stock, stock purchase contracts, stock purchase units, depositary shares, warrants and subscription rights of the Company and pass through certificates (the “Registration Statement”), which was approved by the Board of Directors of the Company on September 12, 2005, including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement, and any and all amendments (including post-effective amendments) thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.
September 12, 2005

By:	/s/ Kirbyjon H. Caldwell

Kirbyjon H. Caldwell

POWER OF ATTORNEY
     The undersigned officer and/or director of Continental Airlines, Inc. (the “Company”) does hereby constitute and appoint Jennifer L. Vogel, Lori A. Gobillot and James Von Atzingen, or any of them, as the undersigned’s true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned’s name and behalf in the undersigned’s capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned’s name in the capacities indicated below which such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in connection with a universal shelf Registration Statement on Form S-3 relating to an offering of up to $1,000,000,000 (One billion dollars) of debt securities, equity securities and other securities specified therein, including but not limited to Class B common stock, preferred stock, stock purchase contracts, stock purchase units, depositary shares, warrants and subscription rights of the Company and pass through certificates (the “Registration Statement”), which was approved by the Board of Directors of the Company on September 12, 2005, including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement, and any and all amendments (including post-effective amendments) thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.
September 12, 2005

By:	/s/ Lawrence W. Kellner

Lawrence W. Kellner

POWER OF ATTORNEY
     The undersigned officer and/or director of Continental Airlines, Inc. (the “Company”) does hereby constitute and appoint Jennifer L. Vogel, Lori A. Gobillot and James Von Atzingen, or any of them, as the undersigned’s true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned’s name and behalf in the undersigned’s capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned’s name in the capacities indicated below which such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in connection with a universal shelf Registration Statement on Form S-3 relating to an offering of up to $1,000,000,000 (One billion dollars) of debt securities, equity securities and other securities specified therein, including but not limited to Class B common stock, preferred stock, stock purchase contracts, stock purchase units, depositary shares, warrants and subscription rights of the Company and pass through certificates (the “Registration Statement”), which was approved by the Board of Directors of the Company on September 12, 2005, including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement, and any and all amendments (including post-effective amendments) thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.
September 12, 2005

By:	/s/ Douglas H. McCorkindale

Douglas H. McCorkindale

POWER OF ATTORNEY
     The undersigned officer and/or director of Continental Airlines, Inc. (the “Company”) does hereby constitute and appoint Jennifer L. Vogel, Lori A. Gobillot and James Von Atzingen, or any of them, as the undersigned’s true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned’s name and behalf in the undersigned’s capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned’s name in the capacities indicated below which such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in connection with a universal shelf Registration Statement on Form S-3 relating to an offering of up to $1,000,000,000 (One billion dollars) of debt securities, equity securities and other securities specified therein, including but not limited to Class B common stock, preferred stock, stock purchase contracts, stock purchase units, depositary shares, warrants and subscription rights of the Company and pass through certificates (the “Registration Statement”), which was approved by the Board of Directors of the Company on September 12, 2005, including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement, and any and all amendments (including post-effective amendments) thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.
September 12, 2005

By:	/s/ Henry L. Meyer III

Henry L. Meyer III

POWER OF ATTORNEY
     The undersigned officer and/or director of Continental Airlines, Inc. (the “Company”) does hereby constitute and appoint Jennifer L. Vogel, Lori A. Gobillot and James Von Atzingen, or any of them, as the undersigned’s true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned’s name and behalf in the undersigned’s capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned’s name in the capacities indicated below which such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in connection with a universal shelf Registration Statement on Form S-3 relating to an offering of up to $1,000,000,000 (One billion dollars) of debt securities, equity securities and other securities specified therein, including but not limited to Class B common stock, preferred stock, stock purchase contracts, stock purchase units, depositary shares, warrants and subscription rights of the Company and pass through certificates (the “Registration Statement”), which was approved by the Board of Directors of the Company on September 12, 2005, including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement, and any and all amendments (including post-effective amendments) thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.
September 12, 2005

By:	/s/ Oscar Munoz

Oscar Munoz

POWER OF ATTORNEY
     The undersigned officer and/or director of Continental Airlines, Inc. (the “Company”) does hereby constitute and appoint Jennifer L. Vogel, Lori A. Gobillot and James Von Atzingen, or any of them, as the undersigned’s true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned’s name and behalf in the undersigned’s capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned’s name in the capacities indicated below which such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in connection with a universal shelf Registration Statement on Form S-3 relating to an offering of up to $1,000,000,000 (One billion dollars) of debt securities, equity securities and other securities specified therein, including but not limited to Class B common stock, preferred stock, stock purchase contracts, stock purchase units, depositary shares, warrants and subscription rights of the Company and pass through certificates (the “Registration Statement”), which was approved by the Board of Directors of the Company on September 12, 2005, including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement, and any and all amendments (including post-effective amendments) thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.
September 12, 2005

By:	/s/ George G.C. Parker

George G.C. Parker

POWER OF ATTORNEY
     The undersigned officer and/or director of Continental Airlines, Inc. (the “Company”) does hereby constitute and appoint Jennifer L. Vogel, Lori A. Gobillot and James Von Atzingen, or any of them, as the undersigned’s true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned’s name and behalf in the undersigned’s capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned’s name in the capacities indicated below which such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in connection with a universal shelf Registration Statement on Form S-3 relating to an offering of up to $1,000,000,000 (One billion dollars) of debt securities, equity securities and other securities specified therein, including but not limited to Class B common stock, preferred stock, stock purchase contracts, stock purchase units, depositary shares, warrants and subscription rights of the Company and pass through certificates (the “Registration Statement”), which was approved by the Board of Directors of the Company on September 12, 2005, including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement, and any and all amendments (including post-effective amendments) thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.
September 12, 2005

By:	/s/ Jeffery A. Smisek

Jeffery A. Smisek

POWER OF ATTORNEY
     The undersigned officer and/or director of Continental Airlines, Inc. (the “Company”) does hereby constitute and appoint Jennifer L. Vogel, Lori A. Gobillot and James Von Atzingen, or any of them, as the undersigned’s true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned’s name and behalf in the undersigned’s capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned’s name in the capacities indicated below which such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in connection with a universal shelf Registration Statement on Form S-3 relating to an offering of up to $1,000,000,000 (One billion dollars) of debt securities, equity securities and other securities specified therein, including but not limited to Class B common stock, preferred stock, stock purchase contracts, stock purchase units, depositary shares, warrants and subscription rights of the Company and pass through certificates (the “Registration Statement”), which was approved by the Board of Directors of the Company on September 12, 2005, including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement, and any and all amendments (including post-effective amendments) thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.
September 12, 2005

By:	/s/ Karen Hastie Williams

Karen Hastie Williams

POWER OF ATTORNEY
     The undersigned officer and/or director of Continental Airlines, Inc. (the “Company”) does hereby constitute and appoint Jennifer L. Vogel, Lori A. Gobillot and James Von Atzingen, or any of them, as the undersigned’s true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned’s name and behalf in the undersigned’s capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned’s name in the capacities indicated below which such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in connection with a universal shelf Registration Statement on Form S-3 relating to an offering of up to $1,000,000,000 (One billion dollars) of debt securities, equity securities and other securities specified therein, including but not limited to Class B common stock, preferred stock, stock purchase contracts, stock purchase units, depositary shares, warrants and subscription rights of the Company and pass through certificates (the “Registration Statement”), which was approved by the Board of Directors of the Company on September 12, 2005, including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement, and any and all amendments (including post-effective amendments) thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.
September 12, 2005

By:	/s/ Ronald B. Woodard

Ronald B. Woodard

POWER OF ATTORNEY
     The undersigned officer and/or director of Continental Airlines, Inc. (the “Company”) does hereby constitute and appoint Jennifer L. Vogel, Lori A. Gobillot and James Von Atzingen, or any of them, as the undersigned’s true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned’s name and behalf in the undersigned’s capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned’s name in the capacities indicated below which such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in connection with a universal shelf Registration Statement on Form S-3 relating to an offering of up to $1,000,000,000 (One billion dollars) of debt securities, equity securities and other securities specified therein, including but not limited to Class B common stock, preferred stock, stock purchase contracts, stock purchase units, depositary shares, warrants and subscription rights of the Company and pass through certificates (the “Registration Statement”), which was approved by the Board of Directors of the Company on September 12, 2005, including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement, and any and all amendments (including post-effective amendments) thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.
September 12, 2005

By:	/s/ Charles A. Yamarone

Charles A. Yamarone

POWER OF ATTORNEY
     The undersigned officer and/or director of Continental Airlines, Inc. (the “Company”) does hereby constitute and appoint Jennifer L. Vogel, Lori A. Gobillot and James Von Atzingen, or any of them, as the undersigned’s true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned’s name and behalf in the undersigned’s capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned’s name in the capacities indicated below which such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in connection with a universal shelf Registration Statement on Form S-3 relating to an offering of up to $1,000,000,000 (One billion dollars) of debt securities, equity securities and other securities specified therein, including but not limited to Class B common stock, preferred stock, stock purchase contracts, stock purchase units, depositary shares, warrants and subscription rights of the Company and pass through certificates (the “Registration Statement”), which was approved by the Board of Directors of the Company on September 12, 2005, including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement, and any and all amendments (including post-effective amendments) thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.
September 12, 2005

By:	/s/ Jeffrey J. Misner

Jeffrey J. Misner

POWER OF ATTORNEY
     The undersigned officer and/or director of Continental Airlines, Inc. (the “Company”) does hereby constitute and appoint Jennifer L. Vogel, Lori A. Gobillot and James Von Atzingen, or any of them, as the undersigned’s true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned’s name and behalf in the undersigned’s capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned’s name in the capacities indicated below which such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in connection with a universal shelf Registration Statement on Form S-3 relating to an offering of up to $1,000,000,000 (One billion dollars) of debt securities, equity securities and other securities specified therein, including but not limited to Class B common stock, preferred stock, stock purchase contracts, stock purchase units, depositary shares, warrants and subscription rights of the Company and pass through certificates (the “Registration Statement”), which was approved by the Board of Directors of the Company on September 12, 2005, including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement, and any and all amendments (including post-effective amendments) thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.
September 12, 2005

By:	/s/ Chris T. Kenny

Chris T. Kenny